This presentation is copyright ©2006 by Alteon Inc.

Any duplication, use or distribution of this presentation is strictly prohibited without prior written authorization from Alteon Inc.

This presentation is copyright ©2006 by Alteon Inc.

Any duplication, use or distribution of this presentation is strictly prohibited without prior written authorization from Alteon Inc.

ALTEON

“The Anti-A.G.E.ing Company”

Breakthrough Medicines For Cardiovascular Aging and
Diabetic Complications

Rodman & Renshaw 3rd Annual Global Healthcare Conference

May 15,  2006

Kenneth I. Moch

President & CEO

Alteon Inc.

Noah Berkowitz, M.D., Ph.D.

President & CEO

HaptoGuard, Inc.

Safe Harbor Statement

Certain statements made in the course of this presentation may be forward-looking and involve a number of risks and uncertainties, including, but not limited to:

    Our technology and product development efforts (including the possibility that early clinical trial results may not be predictive of results that will be obtained in large-scale testing or the possibility that any clinical trials may not demonstrate sufficient safety and efficacy to obtain requisite approvals or result in marketable products)

    Anticipated operating losses and capital

    Anticipated regulatory filing dates and clinical trial initiation dates

    Our estimates regarding our capital requirements and our needs for additional financing

    Our ability to obtain sufficient additional financing in near term

    Uncertainties associated with obtaining and enforcing our patents and with the patent rights of others

    Our selection and licensing of product candidates

    Technological change and competition

    Our ability to attract collaborative partners and other third parties with acceptable development, regulatory and commercialization expertise

    Our ability to form and maintain collaborative relationships, including those relating to the development and commercialization of our product candidates

    Other risks identified in Alteon’s filings with the Securities and Exchange Commission

Actual results, events or performance may differ materially.  Alteon undertakes no obligation to publicly release the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Diabetes and Cardiovascular Synergy:
Merging Alteon and HaptoGuard

Deal Parameters

               Technology Synergies

           New Management Team

           New Members of the Board

           Renegotiated Agreement and Rights Granted to

                Genentech

           Small Transitional Financing

Detailed View of the Post-Merger Cardiovascular Product Pipeline

           New Eyes on Alteon’s Alagebrium: CHF Patients With

                Diastolic Dysfunction (Chronic)

           Introducing HaptoGuard’s ALT-2074: A Pharmacogenomic

                Approach to Post-MI M/M Reduction (Acute)

Diabetes and Cardiovascular Synergy

Alteon

HaptoGuard

Focus on novel

therapeutics for

cardiovascular

aging and diabetic

complications

Focus on novel

therapeutics for

inflammation in

cardiovascular

disease and diabetes

Alteon/HaptoGuard:  Synergistic Technologies
With Two Phase 2 Compounds

A new company with a promising product pipeline focused on:

ALT-2074, HaptoGuard’s lead compound, a glutathione
peroxidase mimetic in development for reduction of mortality in post-myocardial infarction patients with diabetes.

Alagebrium chloride (formally ALT-711), Alteon’s lead
compound, an Advanced Glycation End-product Crosslink
Breaker being developed for heart failure in diabetics with

                  diastolic dysfunction.

Alteon/HaptoGuard: A “Transforming Transaction”

A acquires all

outstanding H equity

H receives $5.3m

A common shares

(~22.5m)

G receives milestones
and royalties on

alagebrium

G receives ~13.5m

A common shares

upon conversion of

A preferred stock

G returns remaining

preferred stock, which

is cancelled

A

H

G

A sells 10.3 million

units of common stock

and warrants for ~$2.5m

G receives right of 1st

negotiation to H lead

compound

H receives A preferred

stock held by G valued

at $3.5m (= ~14.9m A

common shares)

Alteon/HaptoGuard: “The Deal”

A acquires all

outstanding H equity

H receives $5.3m

A common shares

(~22.5m)

A

H

G

A sells 10.3 million

units of common stock

and warrants for ~$2.5m

G receives right of 1st

negotiation to H lead

compound

H receives A preferred

stock held by G valued

at $3.5m (= ~14.9m A

common shares)

G receives milestones
and royalties on

alagebrium

G receives ~13.5m

A common shares

upon conversion of

A preferred stock

G returns remaining

preferred stock, which

is cancelled

Post-Merger Management Team

Upon shareholder approval, Alteon’s new management team will be as follows:

Kenneth I. Moch, Chairman

    Currently Chairman, President & CEO of Alteon

Noah Berkowitz, M.D., Ph.D., President & CEO

    Currently President & CEO of HaptoGuard

Malcolm MacNab, M.D., Ph.D., Vice President of Clinical Development

    Currently Chief Medical Officer of HaptoGuard

Howard B. Haimes, Ph.D, Executive Director, Preclinical Science

    Currently Executive Director, Preclinical Science of Alteon

Post-Merger Board of Directors

From Alteon’s Current Board:

   Kenneth I. Moch, Chairman - Director of Alteon since December 1998

                  President & CEO, Alteon; President & CEO, Biocyte Corporation; Mng.General Partner, Catalyst Ventures;  VP,
                  The Liposome Company

   Marilyn G. Breslow - Director of Alteon since June 1988

                  Former President/Analyst, W.P. Stewart; General Partner, Concord Partners; VP, Dillon, Read & Co.; Polaroid
                  Corp.; Peat Marwick

   Thomas A. Moore - Director of Alteon since October 2001

                  Former President & CEO, Biopure; President & CEO, Nelson Communications; President, Procter & Gamble’s
                  Worldwide Prescription and OTC Healthcare Products

   George M. Naimark, Ph.D - Director of Alteon since June 1999

                President, Naimark & Barba; President, Naimark & Associates

From HaptoGuard’s Current Board:

   Noah Berkowitz, M.D., Ph.D. - Director of HaptoGuard since November 2003

                 President & CEO, HaptoGuard; VP Clinical Development, IMPATH; Founder, Physician Choice

   Mary Tanner - Director of HaptoGuard since January 2004

                 Principal and Founder, Life Sciences Partners; Senior Managing Director, Bear Stearns; Managing Director,
                 Lehman Brothers

   Wayne P. Yetter - Director of HaptoGuard since August 2004

                 CEO Verispan; President and CEO, Odyssey Pharmaceuticals; Chairman & CEO, Synavant; CEO Astra
                 Merck; Executive at Pfizer, Merck, Novartis, IMS

Alteon Pro-forma Capitalization

Current Alteon Shares Outstanding

   (including 4/06 Financing)            68.3

                                Genentech Common Shares upon

                              partial preferred stock conversion       13.5

                                HaptoGuard Shares

                              From Genentech (=$3.5 million)                   14.9

                              From Alteon (=$5.3 million)    22.5

Total Shares Outstanding                                                 119.2

                                Current Warrants and Options                                     11.5

                                New Financing Warrants                               10.3

Fully Diluted Shares                                                           141.0

Shares (Millions)

The Post-Transaction Alteon

              Multi-product cardiovascular pipeline with focus

                    on patients with diabetes

              Two distinct NCE’s in Phase 2 clinical trials

              Additional management with highly complementary

    cardiovascular/diabetes expertise

              New Board members with extensive pharma and financing

    expertise

              Genentech overhang eliminated

              New financing bridging towards shareholder vote

Proposed Transaction Calendar

Financing                                                    Mid-April 2006

                                                                        Complete

Proxy Filed             May 2006

SEC Review         May-June 2006

Shareholder                                        3Q 2006

Vote

Post-Transaction Development Pipeline: Two Phase 2
Cardiovascular Compounds Plus Pipeline

Preclinical

Phase 1

Phase 2

Phase 3

NDA

Development Drugs/Indications

Alagebrium

Alagebrium

Alagebrium

ALT-2074

AGE Breakers

GPx Mimetics

Discovery

2nd Generation

Chronic Heart Failure

Nephropathy

Retinopathy

Acute Coronary Syndrome

Other

*

*

*Based on outcome of preclinical studies, may go directly to Phase 2

Segmenting Large Markets:
Cardiovascular Complications of Diabetes

-- Addressing Multi-billion Dollar Markets --

25- 44%

of Diabetic

Patients

Prevalence:

~5 Million (U.S.)

20-30%

Diabetic

Patients

Prevalence:

~13.9 Million (U.S.)

> $5 BILLION/YEAR

(Worldwide Estimate)

Sources: AHA; National Quality Measures Clearing House; Analyst Estimates

Alagebrium

Chronic Heart Failure

ALT-2074

Acute Coronary Syndrome

> $10 BILLION/YEAR

(Worldwide Estimate)

Mechanism

Markets

Management

Deal

Synergy

“The possibility of widespread coronary inflammation has
important implications for research and therapy.  It
challenges the widely accepted hypothesis that a single
vulnerable plaque is responsible for the development of
coronary instability.”

July 2002: Widespread Coronary Inflammation in Unstable Angina

“Epidemiological and clinical studies have shown strong
and consistent relationships between markers of
inflammation and the risk of future cardiovascular events.”

2004: Inflammation as a Cardiovascular Risk Factor

Circulation, Journal of the American Heart Association

“The physiological processes of thrombosis and
inflammation should not be viewed in isolation because they
greatly influence each other.”

April 2005: New Links Between Inflammation and Thrombosis

Arteriosclerosis, Thrombosis, and Vascular Biology, Journal of
the American Heart Association

“ In addition, glycation of LDL and other lipoproteins is quite common in diabetes, thus making the lipoproteins of
diabetic patients more susceptible to oxidation and more
atherogenic.”

Feb. 2006: Atherothrombosis, Inflammation and Diabetes

Sept. 2001: Role of Inflammatory Biomarkers in

Prediction of Coronary Heart Disease

“Early atherosclerosis has an inflammatory component

characterized by leucocytic infiltration of the vascular

endothelial wall.”

Inflammation in Chronic Heart Failure
and Acute Coronary Syndrome

The Lancet

Related Therapeutic Areas
Different Mechanisms of Action

           Alagebrium

   Targets Advanced Glycation

        End Products (A.G.E.s)

   Alagebrium breaks A.G.E.

        Crosslinks

   Restores structure and

        function of tissues

         ALT-2074

   Lipid peroxides cause

        inflammation

   ALT-2074 metabolizes

        lipid peroxides

   Treats acute ischemic

        injury

A.G.E.s Induce Inflammation

Results in Expression

of Growth Factors and

Cytokines

IL-1

TNF

TGFß

NFß

eNOS

Resulting Pathologies:

Vascular Stiffening

Chronic Heart Failure

Nephropathy

Source: Diabetes, Brownlee,

Vol. 54, June 2005

Intracellular protein glycation

AGE precursors

Glucose

Matrix

Intracellular transducers

Transcription factors

Glucose

DNA

Transcription

AGE

receptor

AGE

plasma

proteins

AGE

receptor

ROS

NF-ß

Macrophage

mesangial cell

mRNA

Proteins

Integrins

Endothelial cell

RNA

Impaired filling (elevated atrial

                 pressures)

Normal or impaired ejection

                 fraction

30-50% of all heart failure cases

70% of elderly heart failure

                 patients

No current therapy available

Alagebrium reverses ventricular and aortic stiffening associated with diastolic dysfunction

Diastolic dysfunction in heart failure:

Source:      William H. Luer, M.D.

                   Tulane School of Medicine

Rationale For Alagebrium in Heart Failure

Key Clinical Findings for Alagebrium
in Heart Failure

   Meaningful reduction in left
          ventricular mass (p=0.036), in

          unprecedented timeframe

  Marked improvement in initial

          phase of left ventricular diastolic
          filling (p=0.045)

   Statistically significant
           improvements in multiple QOL
          measurements (p < 0.01)

   Sickest patient population (class
          III heart failure) benefited most

Source: Kitzman, Zile, et al; Presented as Poster at Society

of Geriatric Cardiology Annual Meeting, 2003

*D istensibility Improvement and

Remo deling in Diastolic Heart Failure

DIAMOND Study

Source:  Thohan, Koerner, et al; Presented as Poster at the

American Heart Association Annual Meeting, 2005

Patients with Impaired Ejection Fraction and
Diastolic Dysfunction: Efficacy and

Safety Trial of Alagebrium

PEDESTAL Study

Improvements observed for:

    Diastolic function (E/A, DT,

            IVRT)

    Hemodynamics (LAP, PASP)

    LV remodeling (LAV, LVEDV,

            LV mass)

    NYHA score

No alterations in heart rate, blood

pressure or physical exam

Alagebrium: A Novel “Therapeutic

Remodeling” Agent

   Breaks A.G.E. Crosslinks

           Phase 1 and 2 clinical trials in >1000 patients:

              Safe and well tolerated

      Encouraging Phase 2 data in CHF in 45 patients

      Our Strategy:

      Chronic heart failure indication

      Diabetic patients only

      HaptoGuard diagnostic test identifies highest risk

                diabetic patients

Alagebrium:  Phase 2b Study in High Risk
Diabetic Patients With Diastolic Heart Failure

                                            Type                                      Placebo Control, 3 arm

                                                 Screened with HaptoGuard

                                                 Test

                                             # of Patients      200

                                            Initiate                                  4Q 2006/1Q 2007

                                            Duration                          6 months dosing

                                            First Interpretable                   Q1 2008

                                            Results

                                            Centers                             20; U.S.; Target max 9 month

                                                 accrual

                                            Endpoints                   Cardiac function, mass and

                                                 pressure, clinical endpoints

Source: Adapted from Pak H. Chan, J. Cereb Blood Flow Metab. Vol 22, No. 1, 2001

HaptoGuard Focus: Lipid
Hydroperoxides in Cardiovascular Diseases

Oxidized lipid peroxides stimulate multiple pathological

inflammatory and metabolic pathways

HaptoGuard’s Lead Compound

Metabolizes Oxidized Lipids

Orally Dosed Phase 2 Small Molecule
>50 patients in Phase 1 & 2 - anti-inflammation
indication

Novel Anti-Inflammatory Mechanism of Action

Glutathione Peroxidase (GPx) Mimetic

Metabolizes Lipid Peroxides

Decreases over-expression of key cytokines and messengers

Rapid Action

Restores Function

Acute, ischemia-reperfusion protection without hemodynamic
instability

Source:  Diabetes 2005; 54: 2802-2806

HP 1-1

HP 2-2

Haptoglobin Typing Predicts Clinical Event Rate
Obvious Consequences for Clinical Trials

Haptoglobin Type and 30 Days Post MI Events in Diabetics

HP 1-1

HP 2-2

1-1

1-1

2-2

2-2

ALT-2074 Reduces MI Size in Hp 2-2 DM Mice

      Mouse model for ischemia

          reperfusion injury

          (controlled heart attack)

      High risk diabetic mice,

          genetically engineered to

          model the human

          condition

      Occlusion of the coronary

          artery followed by

          restoration of blood flow

      Infarcts are represented

          as Infarct Area/Area at

          risk

      0.5mg/kg to 5mg/kg of

          ALT-2074 yielded similar

          results

  Approximately an 85% reduction in infarct size following

          a single oral administration of ALT-2074

n=13 in each group

P=0.001

0

5

10

15

20

25

30

35

40

45

50

Placebo

  ALT-2074

                                            Type                                      Placebo-controlled, 2 arm

                                            Initiated                             May 1, 2006

                                            First Interpretable                   Q4 2006

                                            Results

                                            # of Patients        60

                                            Duration                          5 days

                                            Centers                             5-10; Israel, Czech Republic

                                            Endpoints                   Myocardial Damage (CK leak)

                                                 Holter, clinical events

ALT-2074: Phase 2 Study in
High Risk Diabetic Patients Undergoing PCI

                                            Type                                      Placebo Controlled, 3-4 arm

                                            Initiate                                  Q3 2006

                                            First Interpretable                   Q1 2007

                                            Results

                                            # Patients                   60-80

                                            Duration                          28 days

                                            Centers                             1-2; U.S.

                                            Endpoints                   Safety and Dose Dependent

                                                 Changes in Inflammatory Markers

Status at Q1 2007 - Increased safety database; dose of

Phase 2b will be guided by anti-inflammatory marker results

ALT-2074: Multi-Dose Phase 2 Study in
High Risk Diabetic Patients

Anticipated 2006 Milestones

Q1 2006 ALT-2074 - ACC Presentation of Proprietary

                                    Animal Model - Completed

Q2 2006 ALT-2074 - Initiate Phase 2 Study on Cardiac

                                    Protection Following Angioplasty in ACS

                                    Patients - Initiated May 1, 2006

Q3 2006 ALT-2074 - Initiate Phase 2 Anti-inflammatory

                                    Biomarker Trial

Q4 2006/                               Alagebrium - Initiate Phase 2b CHF Trial

Q1 2007

Q4 2006 ALT-2074 - Post Angioplasty Trial Results

Q1 2007 ALT-2074 - Anti-inflammatory Biomarker

                                    Trial Results

ALTEON

This presentation is copyright 2006 by Alteon Inc.

Any duplication, use or distribution of this presentation is strictly prohibited without prior written authorization from Alteon Inc.

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TM

“The Anti-A.G.E.ing Company”